DEBT	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
DEBT

29.	DEBT

(in thousands of $)	2014	2013
Total long-term debt due to third parties	1,380,787	667,028
Total long-term debt due to related parties	—	50,000
Total long-term debt (including related parties)	1,380,787	717,028
Less: current portion of long-term debt due to third parties and related parties	(116,431)	(30,784)
Long-term debt (including related parties)	1,264,356	686,244

The outstanding debt as of December 31, 2014 is repayable as follows:

Year ending December 31,
(in thousands of $)
2015	116,431
2016	83,831
2017	390,668
2018	80,445
2019	132,460
2020 and thereafter	576,952
Total	1,380,787

Our debt is denominated in U.S. dollars and bears floating interest rates.  The weighted average interest rate for the years ended December 31, 2014 and 2013 was 3.35% and 3.45%, respectively.

As of December 31, 2014 and 2013, the margins we pay under our loan agreements (excluding our convertible bonds which do not have a margin) are over and above LIBOR at a fixed or floating rate range from to 0.70% to 4.0% and 0.70% to 3.0%, respectively.

At December 31, 2014 and 2013, our debt was as follows:

(in thousands of $)	2014	2013	Maturity date
World Shipholding revolving credit facility (a related party)	—	50,000	2015
Golar Arctic facility	87,500	91,250	2019
Golar Viking facility	82,000	86,400	2017
Convertible bonds	238,037	233,020	2017
Hilli shareholder loans:
Keppel loan	35,572	—	2027
B&V loan	5,000	—	2027
$1.125 billion facility:
- Golar Seal facility	117,273	127,935	2018/2025*
- Golar Celsius facility	117,721	128,423	2018/2025*
- Golar Crystal facility	122,602	—	2018/2025*
- Golar Penguin facility	128,885	—	2018/2025*
- Golar Bear facility	129,299	—	2018/2025*
- Golar Frost facility	131,298	—	2018/2025*
ICBC Finance Leasing Arrangement:
- Golar Glacier facility (Junior/Senior facility)	185,600	—	2016/2024*
	1,380,787	717,028

*The commercial loan facility matures in 2018 and the term loan tranches mature in 2025.

World Shipholding revolving credit facility

In April 2011, we entered into an $80.0 million revolving credit facility with a company related to our former major shareholder, World Shipholding. In January 2012, February 2012 and May 2012, the revolving credit facility was amended to $145.0 million, $250.0 million and $120.0 million, respectively without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from the sale of the companies that own and operate the NR Satu to Golar Partners. In May 2013, the margin on the facility was amended from 3.5% to 3.0%. The facility was unsecured and bears interest at LIBOR plus 3.0% together with a commitment fee of 0.75% on any undrawn portion of the credit facility. The facility was available until September 2015, when all amounts must be repaid. In April 2014, the facility was fully repaid and was terminated in August 2014.

Golar Arctic facility

In January 2008, we entered into a secured loan facility for an amount of $120.0 million, for the purpose of financing the purchase of the Golar Arctic.  The facility bears interest at LIBOR plus a margin of 0.93% and is repayable in quarterly installments over a term of seven years with a final balloon payment of $86.3 million due in January 2015. In December 2014, this facility was fully repaid and we simultaneously entered into another loan facility with the same lender for $87.5 million. Under the new Golar Arctic facility, interest is at LIBOR plus a margin of 2.25% and is repayable in quarterly installments over a term of five years with a final balloon payment of $52.8 million due in December 2019.

Golar Viking

In January 2005, we entered into a $120.0 million secured loan facility with a bank for the purpose of financing the Golar Viking.  This facility was refinanced in August 2007 for an amount of $120.0 million.

The structure of the Golar Viking facility is such that the bank loaned funds of $120 million to Golar, which we then re-loaned to a newly created entity of the bank, ("Investor Bank").  With the proceeds, Investor Bank then subscribed for preference shares in a Golar group company.  Another Golar company issued a put option in respect of the preference shares.  The effect of these transactions is that Investor Bank is required to pay fixed interest to us.  The interest payments to us by Investor Bank are contingent upon receipt of the preference dividends.  In the event these dividends are not paid, the preference dividends will accumulate until such time as there are sufficient cash proceeds to settle all outstanding arrearages.  Based on the accounting guidance, we have concluded that we are the primary beneficiary of Investor Bank and accordingly have consolidated it into our group.  At December 31, 2014, the Consolidated Balance Sheet and Consolidated Statement of Operations includes Investor Bank's net assets of $nil and net income of $nil, respectively, due to elimination on consolidation, of accounts and transactions arising between us and the Investor Bank.

The Golar Viking facility accrues floating interest at a rate of LIBOR plus a margin of 0.70%.  The loan has a term of 10 years and is repayable in quarterly installments with a final balloon payment of $71.0 million due in August 2017.  The loan is secured by a mortgage on this vessel.

Following the decision to sell the Golar Viking to Equinox in December 2014, we prepaid the full outstanding amount of $82.0 million of the Golar Viking facility in February 2015.

Convertible Bonds

In March 2012, we completed a private placement offering for convertible bonds, for gross proceeds of $250.0 million. On inception we recognized a liability of $221.9 million and an equity portion of $25.0 million. The liability component is recorded at its present value (discounted using an equivalent borrowing rate which does not include the conversion option) and the accretion from its initial discounted value to par. The equity component is valued as the residual of par less the liability value. The impact of this treatment over the life of the instrument is to increase the interest charge to a "normalized" interest rate as the discount on the liability unwinds over the period to settlement. The secured convertible bonds mature in March 2017 when the holder may convert the bonds into our common shares or redeem at 100% of the principal amount. The convertible bonds have an annual coupon rate of 3.75% which is payable quarterly in arrears and have a conversion price of $55.0. We declared dividends of $1.80 and $1.80 for the years ended December 31, 2014 and 2013, respectively. The conversion price was adjusted from $50.28 to $48.40 effective on December 31, 2014.

We have a right to redeem the bonds at par plus accrued interest, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. Accordingly, if the bonds were converted, 5,165,289 shares would be issued if the bonds were converted at the conversion price of $48.40 as at December 31, 2014.

The bond may be converted to our ordinary shares by the holders at any time starting on the forty-first business day of the issuance until the tenth business day prior to March 7, 2017.

$1.125 billion facility

In July 2013, we entered into a $1.125 billion facility to fund eight of our newbuildings. The facility bears interest at LIBOR plus a margin. The facility is divided into three tranches, with the following general terms:

Tranche	Amount	Proportion of facility	Term of loan from date of drawdown	Repayment terms
K-Sure	$449.0 million	40%	12 years	Six-monthly installments
KEXIM	$450.0 million	40%	12 years	Six-monthly installments
Commercial	$226.0 million	20%	5 years	Six-monthly installments, unpaid balance to be refinanced after 5 years

The K-Sure Tranche, is funded by a consortium of lenders of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). Repayments under the K-Sure and KEXIM tranches are due semi-annually with a 12 year repayment profile. The commercial tranche is funded by a syndicate of banks and is for a term of five years from date of drawdown with a final balloon payment of $131.0 million depending on drawdown dates on certain vessels. In the event the commercial tranche is not refinanced prior to the end of the five years, KEXIM has an option to demand repayment of the balance outstanding under the KEXIM tranche.

The facility is further divided into vessel-specific tranches dependent upon delivery and drawdown, with each borrower being the subsidiary owning the respective vessel. Upon delivery of a newbuild, we have the ability to drawdown on the facility. On drawdown, the vessel will become secured against the facility.  A commitment fee is chargeable on any undrawn portion of this facility. As at December 31, 2014 and 2013 we had drawn down a total of $841.5 million and $256.3 million, respectively.

Date	Vessel	$1.125 billion facility	Amount drawn down
October 2013	Golar Seal	$133.2 million	$127.9 million
October 2013	Golar Celsius	$133.2 million	$128.4 million
As at December 2013		$266.4 million	$256.3 million

May 2014	Golar Crystal	$133.2 million	$127.9 million
September 2014	Golar Penguin	$133.2 million	$128.9 million
September 2014	Golar Bear	$133.2 million	$129.3 million
October 2014	Golar Frost	$134.8 million	$131.3 million
February 2014	Golar Igloo*	$161.3 million	$161.3 million
December 2014	Golar Eskimo**	$162.8 million	$162.8 million
As at December 2014		$858.5 million	$841.5 million

*In March 2014, we sold the Golar Igloo to Golar Partners. The Golar Igloo debt of $161.3 million was assumed by Golar Partners.

** In December 2014, we entered into a sale and purchase agreement with Golar Partners to sell the companies that own and operate the Golar Eskimo. Therefore as of December 31, 2014, we classified the Golar Eskimo debt as "Liabilities held-for-sale" in our consolidated balance sheet. In January 2015, we completed the sale of our interests in the companies that own and operate the Golar Eskimo to Golar Partners.  The consideration for the sale was $390 million less Golar Partners’ assumption of the Golar Eskimo debt (see note 39).

As at December 2014, all eight vessels had been delivered and the facility had been fully drawn down.

ICBC Finance Leasing Arrangement

Golar Glacier facility

We executed a four ship sale and leaseback transaction with ICBC Finance Leasing Co. Ltd ("ICBCL"). This agreement was executed in February 2014.

In October 2014, the special purpose vehicle ("SPV"), Hai Jiao 1401 Limited, which owns the Golar Glacier entered into secured financing agreements for $185.6 million consisting of a senior and junior facility. The senior facility of $153 million is a 10 years loan provided by ICBC Bank, with first priority mortgage on the Golar Glacier. The facility is denominated in USD. The senior facility bear interest at LIBOR plus margin and is repayable in semi-annual installments with a balloon of $80.3 million. The short term junior loan facility of $32.6 million is provided by ICBC Finance Co., a related party, of ICBCL. The facilities are consolidated in our balance sheet as we consider ourselves the primary beneficiary of the VIE (see note 4).

Hilli Shareholder loans

KSI Production Pte. Ltd ("KSI")

In September 2014, our subsidiary, Golar GHK Lessors Limited ("GGHK"), entered into a Sale and Purchase Agreement with KSI to sell 10% of its ownership in Golar Hilli Corporation ("Hilli Corp") for $21.7 million. The consideration paid by KSI comprised of the equity value of the shares and a portion of the loans made by GGHK to Hilli Corp. The loan of $21.7 million is shown under "Long-term debt" in our consolidated financial statements. The loan bears interest at 6% per annum. Installment payments of 2.5% of the value of the loan is payable on a six-monthly basis beginning 12 months after final acceptance of the FLNGV with a balloon payment 120 months after final acceptance. In November 2014 we issued a cash call to meet funding requirements resulting to an additional $13.9 million loan to GGHK under the same terms. The total amount outstanding at December 31, 2014 was $35.6 million.

Black & Veatch International Company ("B&V")

In November 2014, our subsidiary, Golar GHK Lessors Limited ("GGHK"), entered into a Sale and Purchase Agreement with B&V to sell 11 shares of the registered issued share capital of Golar Hilli Corporation ("Hilli Corp") for $5.0 million. The consideration paid by B&V comprised the equity value of the shares and a portion of the loans made by GGHK to Hilli Corp. The loan of $5.0 million is shown under "Long-term debt" in our consolidated financial statements. The loan bears interest at 6% per annum. Installment payments of 2.5% of the value of the loan is payable on a six-monthly basis beginning 12 months after final acceptance of the FLNGV with a balloon payment 120 months after final acceptance.

Debt restrictions

Certain of our debt are collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary.  The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders.  In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements.  Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.  With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. In addition, there are cross default provisions in most of our and Golar Partners loan and lease agreements.

In addition to mortgage security, some of our debt is also collaterized through pledges of equity shares by our guarantor subsidiaries.